SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No.1)
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2005

LKQ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL  60602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 621-1950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We filed a report on Form 8-K on March 9, 2005 that included as exhibits the LKQ Corporation Stock Option and Compensation Plan for Non-Employee Directors, as amended, the Form of LKQ Corporation Executive Officer 2005 Bonus Program (Corporate), and the Form of LKQ Corporation Executive Officer 2005 Bonus Program (Regional).

The LKQ Corporation Stock Option and Compensation Plan for Non-Employee Directors, as amended, is being filed as an exhibit to this report on Form 8-K/A to correct a typographical error.

The Form of LKQ Corporation Executive Officer 2005 Bonus Program (Corporate) and the Form of LKQ Corporation Executive Officer 2005 Bonus Program (Regional) are being filed as exhibits to this report on Form 8-K/A to include a paragraph therein that was inadvertently omitted.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Stock Option and Compensation Plan for Non-Employee Directors, as amended.
99.2	Form of LKQ Corporation Executive Officer 2005 Bonus Program (Corporate).
99.3	Form of LKQ Corporation Executive Officer 2005 Bonus Program (Regional).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: March 18, 2005	By:	/s/ VICTOR M. CASINI

Victor M. Casini
Vice President and General Counsel

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